================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-10415

                   Lazard Alternative Strategies Fund, L.L.C.
                ------------------------------------------------
               (Exact name of registrant as specified in charter)

                              30 Rockefeller Plaza
                                New York,NY 10112
               -------------------------------------------------
              (Address of principal executive offices) (Zip code)

                                Mr. Brian Simon
                              30 Rockefeller Plaza
                                New York,NY 10112
                     -------------------------------------
                    (Name and address of agent for service)

        Registrant's telephone number, including area code: 212-632-1584

                       Date of fiscal year end: March 31

                    Date of reporting period: March 31, 2011

===============================================================================

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.



LAZARD ALTERNATIVE STRATEGIES FUND, LLC
(A DELAWARE LIMITED LIABILITY COMPANY)

FINANCIAL STATEMENTS
As of and for the Year Ended March 31, 2011
And Report of Independent Registered
Public Accounting Firm

LAZARD ALTERNATIVE STRATEGIES FUND, LLC

(A DELAWARE LIMITED LIABILITY COMPANY)

TABLE OF CONTENTS

Management Commentary (Unaudited)                                   1
Report of Independent Registered Public Accounting Firm             4
Schedule of Investments                                             5
Statement of Assets, Liabilities and Members' Capital - Net Assets  7
Statement of Operations                                             8
Statements of Changes in Members' Capital - Net Assets              9
Statement of Cash Flows                                            10
Notes to Financial Statements                                      11
Board of Managers and Officers (Unaudited)                         22
Additional Information (Unaudited)                                 24

(LAZARD LOGO)

May 2011

Dear Investor,

LAZARD ALTERNATIVE STRATEGIES FUND, LLC (the "Company") posted a 6.6% return over the twelve month period ending March 31, 2011. Since inception on September 1, 2001, the Fund has posted annualized return of 5.6%, net of all fees. In addition, since inception, the Fund's 3.8% volatility is within its targeted volatility of 3% to 5%.

                                               APRIL 1, 2010 TO     ANNUALIZED SINCE
                                                MARCH 31, 2011      SEPTEMBER 1, 2001
                                               ---------------     ------------------
                                               RATE OF RETURN         RATE OF RETURN
                                               ---------------     ------------------
LAZARD ALTERNATIVE STRATEGIES FUND, LLC(1)          6.6%                  5.6%

INVESTMENT BY STRATEGY(2)

                                  (PIE CHART)

For the period ending March 31, 2011, developed equity markets were almost all positive. Markets such as the US, Germany, the United Kingdom and France were all positive with the US and Germany leading at over 14%. Japan, as represented by the Nikkei was the laggard, falling -10.4% as a result of the tsunami and subsequent nuclear power plant partial meltdown in March. Emerging markets were mixed. Top performers were headlined by Russia, Turkey, and Mexico, all up over 13% for the twelve-month period. Brazil was up 6.5% while India and China remained relatively unchanged.

Commodities continued their spectacular performance from the prior calendar year, with cotton, silver, pork bellies and sugar all gaining more than 100%. Almost all other commodities were positive for the period. However, cocoa, lumber and natural gas bucked the trend, falling -5.7%, -12.5% and -17.0%, respectively.

The US Dollar ("USD") fell against the majority of developed and emerging market currencies. The most pronounced losses were -12.6% against the Australian Dollar and -11.0% against the Japanese Yen. The USD fell slightly less to both the British Pound and Euro, -5.5% and -4.8%, respectively.

-----------
(1) Returns are reported net of fees, including any Incentive Allocation. Total return is calculated for the members as a whole. An individual member's return may vary from these returns based on management fee, Incentive Allocation and the timing of capital contributions. Past performance is not a reliable indicator of future results.

(2)  As of March 31, 2011. Allocations subject to change.

(LAZARD LOGO)

The U.S. Treasury yield curve continued its free fall with the middle of the curve moving the most. Short term yields continue to yield almost nothing while the middle of the curve fell roughly -30 bps.

A recurring theme has been the return of "normal" capital market conditions. By this we mean markets where underlying security fundamentals are the primary drivers of returns. In our letters for the third and fourth quarters of 2010 we referred to the market's apparent need for drama before it could achieve this state. Q1 2011 delivered drama in spades. And while the market has moved in this direction, with differentiation between stocks within sectors and between sectors on the rise, several significant global economic factors continue to impose a "risk on/risk off" dynamic on global capital flows. At the top of the list is China (and emerging economies in general) attempting the mother of all "soft landings," with moderating inflation expectations and growth slowing but remaining robust. This is followed by Europe's peripheral country debt crisis as exemplified by the travails of Greece, and the continuing instability of the Arab Spring.

Hedge fund industry returns were moderately positive during the period, with decidedly mixed performance across strategies. Equity strategies were generally positive, while Event Driven and Relative Value strategies befitted from extremely strong credit and generally robust mortgage and fixed income markets. Macro and Tactical Trading were mixed, with sharp reversals generally hurting both model driven and fundamentally driven strategies. While the portfolio's pattern of individual manager losses and gains was consistent with the industry, we had a more even performance, benefiting from steady markets early in the calendar year and managing volatility well.

The portfolio continues to be balanced with opportunities for performance from both trading as well as security selection activities while holding relatively little embedded market risk. We continue to work on the due diligence pipeline of manager opportunities as we pursue generating attractive risk-adjusted returns and maintaining an exposure profile that provides the portfolio some measure of protection from extreme market movements at a reasonable cost.

As always, please do not hesitate to call us with any questions or comments.

Sincerely,

-s- Kit Boyatt                -s- Christian Frei             -s- Chris Heasman

Kit Boyatt                    Christian Frei                 Chris Heasman
Director                      Director                       Director
Lazard Asset Management LLC   Lazard Asset Management LLC    Lazard Asset Management LLC

This commentary is for information purposes only and does not constitute an offer to sell any interests of the Company. Offers of interests of the Company will be made solely by means of a Confidential Memorandum.

The performance data of the indices and other market data have been prepared from sources and data that the Company's Investment Adviser believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Adviserand the allocations to Portfolio Funds, strategies and styles described in this report are as of March 31, 2011. These views and other information, including allocations, may have changed subsequent to this date. All capitalized but undefined terms will have the meanings ascribed to them in the accompanying Notes to Financial Statements.

An investment in any alternative investment is speculative, involves a high degree of risk, and may lose value. Privately offered investment vehicles are unregistered private investment funds or pools that invest and trade in many different markets, strategies, and instruments. Such funds generally are not subject to regulatory restrictions or oversight. Opportunities for redemptions and transferability of interests in these funds are restricted. The fees imposed, including management and incentive fees/allocations and expenses, may offset trading profits. Investors should not invest in any fund unless they are prepared to lose all or a substantial portion of their investment. The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and other matters discussed herein.

(LAZARD LOGO)

The performance of the Company is largely dependent on the talents and efforts of certain individuals. There can be no assurance that these investment professionals will continue to be associated with Lazard Asset Management LLC ("LAM") or Lazard Alternatives, LLC and the failure to retain such investment professionals could have an adverse effect on the Company.

The Company is subject to a number of actual and potential conflicts of interest involving the Investment Adviser and its affiliates, including LAM ("Affiliates"). The Investment Adviser and its Affiliates provide investment management services to other investors whose investment objectives may be similar to, or different from, the investment objective of the Company. The Managers, members, officers and employees of the Company, the Investment Adviser and its Affiliates may buy and sell securities for their own account or for the account of others. The Investment Adviser or an Affiliate may receive an Incentive Allocation and such a compensation arrangement may create an incentive to make investments that are riskier or more speculative than would be the case if such an arrangement were not in effect.

The Portfolio Funds selected by the portfolio management team may invest in securities of non-U.S. companies and which trade on non-U.S. exchanges. These investments are denominated or traded in currencies other than U.S. dollars and involve certain considerations not typically associated with investments in U.S. issuers or securities denominated or traded in U.S. dollars. There may be less publicly available information about issuers in non-U.S. countries that may not be subject to uniform accounting, auditing and financial reporting standards and other disclosure requirements comparable to those applicable to U.S. issuers.

The Portfolio Funds selected by the portfolio management team will invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques (including but not limited to, arbitrage investing, investing in distressed and convertible securities, short selling and utilizing leverage) with significant risk characteristics. The Portfolio Funds invest wholly independently of one another and may at times hold economically offsetting positions or cause the Company to be concentrated. Investment management fees and the Incentive Allocation are charged to the Company or members by both the Investment Manager or an Affiliate as well as the managers of the Portfolio Funds.

(C) Lazard Asset Management LLC, 2011

(DELOITTE LOGO)
                                                     DELOITTE & TOUCHE LLP
                                                     1700 Market Street
                                                     Philadelphia, PA 19103-3984
                                                     USA

                                                     Tel: +1 215 246-2300
                                                     Fax: +1 215 569-2441
                                                     www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Managers and Members of
Lazard Alternative Strategies Fund, LLC:

We have audited the accompanying statement of assets, liabilities and members' capital - net assets of Lazard Alternative Strategies Fund, LLC (a Delaware limited liability company) (the "Company"), including the schedule of investments, as of March 31, 2011, and the related statements of operations and cash flows for the year then ended, and the statements of changes in members' capital - net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2011, by correspondence with the underlying Portfolio Fund managers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lazard Alternative Strategies Fund, LLC as of March 31, 2011, the results of its operations and its cash flows for the year then ended, and the changes in its members' capital - net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the Company's financial statements, the Company's financial statements include investments in Portfolio Funds valued at $101,901,982 (84.71% of the Company's total assets), whose values have been estimated by management in the absence of readily determinable fair values. Management's estimates are based primarily on information provided by the managers of the Portfolio Funds and their agents.

-S- Deloitte & Touche LLP

May 27, 2011

                                                Member of
                                                DELOITTE TOUCHE TOHMATSU LIMITED

LAZARD ALTERNATIVE STRATEGIES FUND, LLC
(A DELAWARE LIMITED LIABILITY COMPANY)

SCHEDULE OF INVESTMENTS AT MARCH 31, 2011

                                                                                                   PERCENTAGE
                                                                                                       OF
                                                                                                    MEMBERS'
                                                                          COST                       CAPITAL           FAIR VALUE
                                                                     --------------               ------------      ---------------
INVESTMENTS IN PORTFOLIO FUNDS (89.88%) #
EVENT DRIVEN (13.92%)
Farallon Capital Partners, L.P.**                                     $           -                  1.76%            $    1,992,451
Hudson Bay Fund L.P.**                                                    3,400,000                  3.10%                 3,508,193
Litespeed Partners, L.P.                                                  2,400,000                  4.70%                 5,327,868
Numen Credit Opportunities Fund Inc.                                      2,300,000                  2.09%                 2,372,123
Ravenscourt Multi-Strategy Credit Fund, Ltd.                              2,200,000                  2.05%                 2,327,265
Spinnaker Capital Pacnet Holdings**                                          89,868                  0.08%                    89,788
Spinnaker Global Strategic Redemption Pool Ltd.**                            45,763                  0.14%                   161,684
                                                                      -------------                                   --------------
                                                                         10,435,631                                       15,779,372
                                                                      -------------                                   --------------
LONG/SHORT (18.71%)
Arrowgrass Equity Focus L.P.                                              2,300,000                  1.99%                 2,262,338
Bennelong Asia Pacific Multi-Strategy Equity Fund, L.P.**                   223,509                  0.33%                   373,602
Jetstream Global Fund, L.P.                                                       -                  4.15%                 4,700,546
Lakewood Capital Partners, L.P.                                           3,300,000                  3.29%                 3,733,177
Permian Fund, L.P.                                                        3,100,000                  3.47%                 3,932,575
PF Moore, Ltd.                                                            2,500,000                  2.33%                 2,640,008
Whitney Japan Partners, L.P.                                              3,400,000                  3.15%                 3,572,469
                                                                      -------------                                   --------------
                                                                         14,823,509                                       21,214,715
                                                                      -------------                                   --------------
RELATIVE VALUE (39.88%)
Arrowgrass US Fund L.P.                                                   4,500,000                  4.14%                 4,690,455
Blue Mountain Credit Alternatives Fund L.P. **                            2,929,991                  3.81%                 4,321,551
Blue Mountain Equity Alternatives Fund L.P. **                                    -                  0.53%                   597,693
CRC Credit Fund, Ltd.**                                                   4,112,777                  7.09%                 8,036,644
GCA Credit Opportunities Fund LLC                                         3,500,000                  3.22%                 3,654,459
Nisswa Fixed Income Fund L.P.                                             3,000,000                  5.02%                 5,688,738
Pelagus Capital Fund, L.P.                                                2,300,000                  2.26%                 2,565,932
QFR Victoria Fund, Ltd.                                                   1,351,469                  5.13%                 5,815,663
Revelation Special Situations Offshore Fund Ltd.                          3,750,000                  4.01%                 4,543,212

                 See Accompanying Notes to Financial Statements

LAZARD ALTERNATIVE STRATEGIES FUND, LLC
(A DELAWARE LIMITED LIABILITY COMPANY)

SCHEDULE OF INVESTMENTS AT MARCH 31, 2011 (CONCLUDED)

                                                                                               PERCENTAGE
                                                                                                   OF
                                                                                                MEMBERS'
                                                                            COST                CAPITAL         FAIR VALUE
                                                                       --------------       -------------    ------------------
INVESTMENTS IN PORTFOLIO FUNDS (89.88%)  # (CONCLUDED)
RELATIVE VALUE (39.88%) (CONCLUDED)
Victoria SPV**                                                         $         2,389          0.01%          $          17,441
WAF Fund, L.P.                                                               3,100,000          4.66%                  5,287,677
                                                                       ---------------                         -----------------

                                                                            28,546,626                                45,219,465
                                                                       ---------------                         -----------------
TACTICAL TRADING (17.37%)
Bear Stearns Structured Risk Partners Fund, L.P.**                           1,559,955          0.06%                     70,072
CCP Quantitative Fund L.P.                                                   1,100,000          1.06%                  1,196,218
Diamondback Partners, L.P.*                                                  1,119,202          4.08%                  4,623,818
Rubicon Global Partners, L.P.                                                3,000,000          4.23%                  4,794,749
The Blenheim Fund, LLC                                                       2,800,000          5.78%                  6,553,024
The Keynes Leveraged Quantitative Strategies Fund                            1,100,000          1.03%                  1,164,398
Welton Capital Markets Fund LLC                                              1,100,000          1.13%                  1,286,151
                                                                       ---------------                         -----------------
                                                                            11,779,157                                19,688,430
                                                                       ---------------                         -----------------
TOTAL INVESTMENTS IN PORTFOLIO FUNDS                                   $    65,584,923                               101,901,982
                                                                      ================

OTHER ASSETS, LESS LIABILITIES  (10.12%)                                                                              11,470,784
                                                                                                                ----------------
MEMBERS' CAPITAL - NET ASSETS (100.00%)                                                                         $    113,372,766
                                                                                                                ================

----------
#     Non-income producing security.

*     Fair valued by Investment Adviser (Note 2).

** Portfolio Fund has suspended or gated redemptions, or represents a restricted investment.

                 See Accompanying Notes to Financial Statements

LAZARD ALTERNATIVE STRATEGIES FUND, LLC
(A DELAWARE LIMITED LIABILITY COMPANY)

STATEMENT OF ASSETS, LIABILITIES AND MEMBERS' CAPITAL - NET ASSETS

                                                                     MARCH 31, 2011
                                                                    ---------------
ASSETS
Investments in Portfolio Funds at fair
   value (cost $65,584,923)                                         $   101,901,982
Cash                                                                      4,491,979
Redemption receivable from Portfolio Funds                               11,908,084
Investments in Portfolio Funds paid in advance                            2,000,000
                                                                    ---------------
   TOTAL ASSETS                                                         120,302,045
                                                                    ---------------

LIABILITIES

Redemptions payable from contributing members' accounts                   4,966,159
Redemption payable from Special Member account                               37,466
Contributions received in advance                                         1,400,000
Management fee payable                                                      282,698
Professional fees payable                                                   168,060
Board of Managers' fees payable                                              28,750
Other accrued expenses                                                       46,146
                                                                    ---------------
   TOTAL LIABILITIES                                                      6,929,279
                                                                    ---------------
   NET ASSETS                                                       $   113,372,766
                                                                    ===============

MEMBERS' CAPITAL - NET ASSETS

Represented by:
Capital contributions (net)                                         $    56,883,042
Accumulated net investment loss                                         (14,201,384)
Accumulated net realized gains                                           34,374,049
Accumulated net unrealized appreciation on investments                   36,317,059
                                                                    ---------------
MEMBERS' CAPITAL - NET ASSETS                                       $   113,372,766
                                                                    ===============

                 See Accompanying Notes to Financial Statements

LAZARD ALTERNATIVE STRATEGIES FUND, LLC
(A DELAWARE LIMITED LIABILITY COMPANY)

STATEMENT OF OPERATIONS

                                                             FOR THE YEAR ENDED
                                                               MARCH 31, 2011
                                                             ------------------
INCOME
   Investment income                                         $                -

EXPENSES
   Management fee                                                     1,150,081
   Professional fees                                                    260,908
   Accounting and administration fees                                   167,393
   Board of Managers' fees                                              108,750
   Custodian fees                                                        16,073
   Miscellaneous                                                         93,099
                                                             ------------------
      TOTAL EXPENSES                                                  1,796,304
                                                             ------------------
      NET INVESTMENT LOSS                                            (1,796,304)
                                                             ------------------


NET REALIZED AND UNREALIZED GAIN/LOSS
   ON INVESTMENTS IN PORTFOLIO FUNDS
   Net realized gain from investments
      in Portfolio Funds                                              8,014,153
   Net change in unrealized appreciation
      on investments in Portfolio Funds                               1,814,167
   NET REALIZED AND UNREALIZED GAIN/LOSS
   ON INVESTMENTS IN PORTFOLIO FUNDS                                  9,828,320
                                                             ------------------
   NET INCREASE IN MEMBERS' CAPITAL
   RESULTING FROM OPERATIONS                                 $        8,032,016
                                                             ==================

                 See Accompanying Notes to Financial Statements

LAZARD ALTERNATIVE STRATEGIES FUND, LLC
(A DELAWARE LIMITED LIABILITY COMPANY)

STATEMENTS OF CHANGES IN MEMBERS' CAPITAL - NET ASSETS
FOR THE YEARS ENDED MARCH 31, 2010 AND MARCH 31, 2011

                                                     CONTRIBUTING                 SPECIAL
                                                       MEMBERS                     MEMBER                 TOTAL
                                                     ------------                ---------             -------------
MEMBERS' CAPITAL - NET ASSETS AT MARCH 31, 2009     $107,033,694                 $   1,427             $107,035,121

Capital contributions                                 15,282,593                         -               15,282,593
Capital redemptions                                  (17,902,624)                  (73,686)             (17,976,310)
Net investment loss                                   (1,675,316)                        -               (1,675,316)
Net realized loss from investments
   in Portfolio Funds                                   (567,668)                        -                 (567,668)
Net change in unrealized appreciation
   on investments in Portfolio Funds                  13,449,156                         -               13,449,156

Actual Incentive Allocation from
   January 1, 2009 to December 31, 2009                  (73,686)                   73,686                        -

Reverse accrued Incentive Allocation
   from January 1, 2009 to March 31, 2009                  1,427                    (1,427)                       -

Accrued Incentive Allocation from
   January 1, 2010 to March 31, 2010                     (47,195)                   47,195                        -
                                                    ------------                 ---------             ------------

MEMBERS' CAPITAL - NET ASSETS AT
   MARCH 31, 2010 (INCLUDING ACCUMULATED
   NET INVESTMENT LOSS OF $12,405,080)              $115,500,381                 $  47,195             $115,547,576
                                                    ============                 =========             ============

Capital contributions                                 11,057,389                         -              11,057,389
Capital redemptions                                  (20,752,240)                 (511,975)            (21,264,215)
Net investment loss                                   (1,796,304)                        -              (1,796,304)
Net realized gain from investments
    in Portfolio Funds                                 8,014,153                         -               8,014,153
Net change in unrealized appreciation
   on investments in Portfolio Funds                   1,814,167                         -               1,814,167

Actual Incentive Allocation from
   January 1, 2010 to December 31, 2010                 (499,124)                  499,124                       -

Reverse accrued Incentive Allocation
   from January 1, 2010 to March 31, 2010                 47,195                   (47,195)                      -

Accrued Incentive Allocation from
   January 1, 2011 to March 31, 2011                    (324,836)                  324,836                       -
                                                    ------------                 ---------            ------------
MEMBERS' CAPITAL - NET ASSETS AT
   MARCH 31, 2011 (INCLUDING ACCUMULATED
   NET INVESTMENT LOSS OF $14,201,384)              $113,060,781                 $ 311,985            $113,372,766
                                                    ============                 =========            ============

                 See Accompanying Notes to Financial Statements

LAZARD ALTERNATIVE STRATEGIES FUND, LLC
(A DELAWARE LIMITED LIABILITY COMPANY)

STATEMENT OF CASH FLOWS

                                                                                              FOR THE YEAR ENDED
                                                                                                MARCH 31, 2011
                                                                                              -------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in members' capital resulting from operations                                         $  8,032,016
   Adjustments to reconcile net increase in members' capital resulting from operations to net cash provided by operating activities:
    Purchases of Portfolio Funds, net of change in subscriptions paid in
     advance                                                                                        (24,900,000)
    Proceeds from redemption of Portfolio Funds, net of change in
     redemptions receivable from Portfolio Funds                                                     34,679,151
    Net realized gain from investments in Portfolio Funds                                            (8,014,153)
    Net change in unrealized appreciation on investments in Portfolio Funds                          (1,814,167)
    Increase in management fee payable                                                                    2,188
    Increase in professional fees payable                                                                62,044
    Increase in Board of Managers' fees payable                                                           2,250
    Increase in other accrued expenses                                                                   13,038
                                                                                                   ------------

    Net cash provided by operating activities                                                         8,062,367
                                                                                                   ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Capital contributions, net of change in contributions received in advance                        11,349,389
    Capital redemptions, net of change in redemptions payable                                       (18,206,487)
                                                                                                   ------------

    Net cash used in financing activities                                                            (6,857,098)
                                                                                                   ------------

Net increase in cash                                                                                  1,205,269
Cash at beginning of year                                                                             3,286,710
                                                                                                   ------------
Cash at end of year                                                                                $  4,491,979
                                                                                                   ============

                 See Accompanying Notes to Financial Statements

LAZARD ALTERNATIVE STRATEGIES FUND, LLC
(A DELAWARE LIMITED LIABILITY COMPANY)

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2011

1.   ORGANIZATION

     Lazard Alternative Strategies Fund, LLC (the "Company") was organized as a Delaware limited liability company on May 31, 2001. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified, management investment company. The investment objective of the Company is to achieve long-term capital appreciation. The Company seeks to achieve its investment objective through the allocation of capital among selected alternative asset managers (the "Portfolio Managers") or the funds they operate ("Portfolio Funds"). The Company primarily invests in Portfolio Funds which are unregistered funds. Lazard Alternatives, LLC, a subsidiary of Lazard Asset Management LLC ("LAM"), a Delaware limited liability company, serves as the Company's investment adviser and manager (herein referred to as the "Investment Adviser" or "Lazard Alternatives") pursuant to an investment advisory agreement under which it directs the Company's investment program and pursuant to a management agreement under which it provides management and administration services to the Company. Lazard Alternative Strategies Holdings, LLC (the "Special Member"), an affiliate of the Investment Adviser, holds a non-voting special member interest (the "Special Member Account") in the Company for the purpose of receiving the Incentive Allocation. Lazard Alternatives is responsible for the day-to-day management of the Company. Responsibility for the oversight of the Company's business and affairs is vested in the individuals who serve as the members of the Board of Managers of the Company (the "Board").

2.   SIGNIFICANT ACCOUNTING POLICIES

     The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and are expressed in United States dollars. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

     A. NET ASSET VALUATION

     The net asset value of the Company is determined as of the close of business on the last business day of each month. The Company values interests in Portfolio Funds, valued at $101,901,982 (84.71% of total assets) as of March 31, 2011, at fair value in accordance with procedures established by the Board, which ordinarily will be the value determined by the Portfolio Managers and their agents in accordance with the policies established by the relevant Portfolio Fund. Investments in Portfolio Funds are subject to the terms of the respective limited partnership agreements, limited liability company agreements and offering memoranda. Valuations of the Portfolio Funds may be subject to estimates and are net of management and performance-based incentive fees or allocations payable to the Portfolio Funds as required by the Portfolio Funds' offering documents.

     If the Investment Adviser determines that the most recent value reported by the Portfolio Fund does not represent fair value or if the Portfolio Fund fails to report a value to the Company, a fair value determination is made under procedures established by and under the general supervision

LAZARD ALTERNATIVE STRATEGIES FUND, LLC
(A DELAWARE LIMITED LIABILITY COMPANY)

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2011 (CONTINUED)

2.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     A.   NET ASSET VALUATION (CONTINUED)

     of the Board. As of March 31, 2011, certain Portfolio Funds have assets maintained by certain Lehman Brothers, Inc. entities ("Lehman"), or have engaged in certain transactions with such Lehman entities. As a result of bankruptcy, administration or similar proceedings being commenced by Lehman, these Portfolio Funds may not be able to recover all or any portion of those assets with respect to those transactions. As a result, certain Portfolio Funds have, in their judgment, made corresponding adjustments to their valuations to take this into account. In addition, the Investment Adviser has adjusted the fair value of one particular Portfolio Fund, in accordance with the Company's valuation procedures, and in consultation with the Board, based on information provided by the Portfolio Fund or obtained from sources that the Investment Adviser believes to be reliable. These adjustments have been reflected in the Company's financial statements. As of March 31, 2011, there was $4,623,818 (4.08% of members' capital) of investments in Portfolio Funds which was fair valued by the Investment Adviser. Because of the inherent uncertainty in valuation, the estimated values may differ from the values that would have been used had a readily available market for the securities existed, and the differences could be material.

     Fair Value Measurement: In accordance with GAAP, the Company applies fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques used to develop the measurements of fair value, and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels that follow.

     Level 1 - Quoted prices are available in active markets for identical assets and liabilities as of the reporting date. The Company does not adjust the quoted price for these assets and liabilities.

     Level 2 - Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies (including fair value of investments in Portfolio Funds with the ability to redeem at net asset value as of the measurement date, or within ninety days of the measurement date).

     Level 3 - Pricing inputs are unobservable for the assets and liabilities and include situations where there is little, if any, market activity for the assets and liabilities (including fair value of investments in Portfolio Funds that do not have the ability to redeem at net asset value within ninety days of the measurement date).

     The inputs or methodology used for valuing assets and liabilities are not necessarily an indication of the risk associated with investing in those assets and liabilities. The Company classifies its investments based on the lowest level of input that is significant to the fair value measurement.

LAZARD ALTERNATIVE STRATEGIES FUND, LLC
(A DELAWARE LIMITED LIABILITY COMPANY)

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2011 (CONTINUED)

2.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     A.   NET ASSET VALUATION (CONTINUED)

     The Company recognizes transfers into and out of the levels indicated above at the end of the reporting period. The transfers into Level 3 noted in the reconciliation table below are due to two Portfolio Funds that invoked gates. There were no transfers out of Level 3 during the year ended March 31, 2011.

     The following tables summarize the valuation of the Company's investments and the fair value hierarchy levels as of March 31, 2011:

                                           Total Fair Value
                                                at
Description                                March 31, 2011         Level 1           Level 2                  Level 3
-----------------------------------------------------------------------------------------------------------------------
Investments in Portfolio Funds
   Event Driven                           $ 15,779,372           $      -      $     10,027,256      $     5,752,116
   Long/Short                               21,214,715                  -            20,841,113              373,602
   Relative Value                           45,219,465                  -            32,246,136           12,973,329
   Tactical Trading                         19,688,430                  -            14,994,540            4,693,890
-----------------------------------------------------------------------------------------------------------------------
Total Investments in Portfolio Funds      $101,901,982           $      -      $     78,109,045      $    23,792,937
-----------------------------------------------------------------------------------------------------------------------

     The changes in investments measured at fair value for which the Company used Level 3 inputs to determine fair values (including fair values of investments in Portfolio Funds that do not have the ability to redeem at net asset value within ninety days of the measurement date) are as follows:

                                                        CHANGE IN
                                                        UNREALIZED                         TRANSFERS IN
                  BALANCE AS OF      REALIZED GAIN /   APPRECIATION /     NET PURCHASES /   AND/OR (OUT) OF      BALANCE AS OF
DESCRIPTION       MARCH 31, 2010         (LOSS)         DEPRECIATION          (SALES)        LEVEL 3            MARCH 31, 2011
-------------------------------------------------------------------------------------------------------------------------------
Event Driven        $    2,782,683   $         478,209  $      (100,414)  $   2,591,638      $          -       $    5,752,116
Long/Short                 354,788                   -           34,227         (15,413)                -              373,602
Relative Value           7,363,130                   -        1,078,178        (387,223)        4,919,244           12,973,329
Tactical Trading         4,398,764                   -          768,255        (473,129)                -            4,693,890
-------------------------------------------------------------------------------------------------------------------------------
Total               $   14,899,365   $         478,209  $     1,780,246   $   1,715,873      $  4,919,244           23,792,937
-------------------------------------------------------------------------------------------------------------------------------

     Net change in unrealized appreciation/depreciation on Level 3 assets still held as of March 31, 2011 is $2,157,373 and is included in net change in unrealized appreciation on investments in Portfolio Funds on the Statement of Operations.

     The following is a summary of the investment strategies, their liquidity and redemption notice periods and any restrictions on the liquidity provisions of the investments in Portfolio Funds held in the Company as of March 31, 2011. Portfolio Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents. The Company had no unfunded capital commitments as of March 31, 2011. During the years ended 2009-2011, certain Portfolio Funds instituted a gate or suspended redemptions. For Portfolio Funds with gates or suspended redemptions, the Investment Adviser cannot estimate when the gate will be lifted or the suspension removed.

LAZARD ALTERNATIVE STRATEGIES FUND, LLC
(A DELAWARE LIMITED LIABILITY COMPANY)

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2011 (CONTINUED)

2.   SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

     A.  NET  ASSET  VALUATION (CONTINUED)

     The investments in side pockets were entered into at various times since inception of the Company. One investment in a side pocket through an investment in a Portfolio Fund, representing 1.76% of members' capital, was entered into in 2001. A second investment in a side pocket through an investment in a Portfolio Fund, representing 0.01% of members' capital, was entered into in 2009. A third investment in a side pocket through an investment in a Portfolio Fund, representing 0.33% of members' capital, was entered into in 2010.

     The Portfolio Funds in the event driven strategy rely on the anticipated occurrence of particular corporate events, such as mergers and acquisitions or bankruptcy. The profitability of these investments depends on the timely conclusion of the anticipated event and the realization of expected valuations. Because investments are situation-specific, returns are relatively unaffected by the movements of markets, although supply of opportunities in particular styles may be impacted by market conditions. Strategy styles falling within this style include distressed securities, merger arbitrage and special situations such as spin-offs, restructurings and recapitalizations. The Portfolio Funds within this strategy have monthly to annual liquidity, and are generally subject to a 45 to 120 day notice period. For one Portfolio Fund in this strategy, representing approximately 1.76% of members' capital, the Company is invested in a side-pocket which is not currently redeemable. One Portfolio Fund in this strategy, representing 3.10% of members' capital, is subject to gate provisions. Two Portfolio Funds in this strategy, representing 0.22% of members' capital, have suspended redemptions. The remaining Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date.

     The Portfolio Funds in the long/short strategy combine long positions in a portfolio of securities with short positions in other securities in order to reduce, but not eliminate, exposure to price levels in the market. The long/short strategy aims at seizing opportunities in both rising and falling markets. The strategy covers a wide range of risk and return combinations. The returns from this strategy, while driven primarily by security selection, are often more highly correlated with benchmark indices than other hedge fund strategies due to a bias toward net exposure practiced by most portfolio managers. This strategy is predominantly used in equity markets and typically involves some level of leverage applied to the long portfolio. Futures and options on equity indices can be used to establish short exposure and manage risk. Strategy styles included in this category are long/short equities, short-selling only and stock picking. The Portfolio Funds within this strategy have monthly to quarterly liquidity, and are generally subject to a 30 to 60 day notice period. For one Portfolio Fund in this strategy, representing approximately 0.33% of members' capital, the Company is invested in a side-pocket and is not currently redeemable. The remaining Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date.

     Relative value Portfolio Managers seek to exploit disparities in pricing relationships between instruments with similar pricing characteristics. Quantitative security selection techniques are

LAZARD ALTERNATIVE STRATEGIES FUND, LLC
(A DELAWARE LIMITED LIABILITY COMPANY)

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2011 (CONTINUED)

2.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     A. NET ASSET VALUATION (CONTINUED)

     often used to identify and capture profits from securities the Portfolio Managers believe are over or under valued and to reduce risk by balancing long and short market exposures. The residual risk created by this process is a spread position whose management requires an understanding of the factors determining the spread. The relative value strategy is not dependent on the general direction of market movements, and often involves arbitrage techniques. The returns tend to have low correlations relative to benchmark indices. Several strategies are included in this style: fixed-income arbitrage, convertible bond arbitrage, statistical arbitrage, volatility arbitrage and equity market neutral investing. The Portfolio Funds within this strategy have monthly to quarterly liquidity, and are generally subject to a 45 to 90 day notice period. Three Portfolio Funds in this strategy, representing 11.43% of members' capital, are subject to gate provisions. For one Portfolio Fund in this strategy, representing 0.01% of members' capital, the Company is invested in a side-pocket that is not currently redeemable. The remaining Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date.

     The tactical trading strategy speculates on the direction of prices of equities, bonds, currencies and commodities in cash and derivatives. The returns from this type of strategy can be volatile given the liberal use of leverage, often enhanced with derivatives, and the "outright" or un-hedged nature of the positions. The correlation of returns with traditional benchmarks tends to be low. The tactical trading strategy can be either system-driven or discretionary. System-driven portfolio managers deploy trend-following and other computer-driven models based on technical analysis of price data, while discretionary portfolio managers rely more on fundamental analysis, though technicals are not ignored. In either case, the Portfolio Managers' skill is in timing the entry and exit of their positions. Global macro hedge funds and commodity trading advisors (CTAs) fall into this category. The Portfolio Funds within this strategy have monthly to quarterly liquidity, and are generally subject to a 15 to 120 day notice period. One Portfolio Fund in this strategy, representing 0.06% of members' capital, is subject to a gate provision. The remaining Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date.

     B. INVESTMENT INCOME AND EXPENSE

     Interest income is recorded on an accrual basis. The Portfolio Funds do not make regular cash distributions of income and gains and so are considered non-income producing securities.

     C. GAINS AND LOSSES

     A partial sale of a Portfolio Fund will first reduce the cost basis of the Portfolio Fund. Once the cost basis is depleted, a gain will be realized on any proceeds received in excess of the cost basis. If a cost basis remains after all the proceeds have been received, a loss will be realized in the amount of the remaining cost basis.

LAZARD ALTERNATIVE STRATEGIES FUND, LLC
(A DELAWARE LIMITED LIABILITY COMPANY)

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2011 (CONTINUED)

2.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     D. COMPANY EXPENSES

     The Company will bear all expenses incurred in the business of the Company, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Company's account; legal fees; accounting and auditing fees; costs of insurance; registration expenses; and expenses of meetings of the Board. The Company will also bear the management fee paid to the Investment Adviser. Expenses are recorded on the accrual basis.

     E. INCOME TAXES

     As the Company will be treated as a partnership for federal, state and local income tax purposes, each member is individually required to report income or loss on its own tax return based on its share of the Company's taxable income or loss. Therefore, no provision for the payment of federal, state or local income taxes has been made. The Company may be subject to withholding taxes on certain dividends. The Company's tax returns remain open for examination by tax authorities for a period of three years from when they are filed. The Company is subject to examination by U.S. federal tax authorities and various state tax authorities for the tax years ended December 31, 2007 through December 31, 2010.

     The Company follows the authoritative guidance for uncertainty in income taxes included in FASB Accounting Standards Codification ("ASC") 740, Income Taxes. This guidance requires the Company to determine whether a tax position of the Company is more likely than not to be sustained upon examination by the applicable taxing authority, including the resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement, which could result in the Company recording a tax liability that would reduce members' capital.

     The Company reviews and evaluates tax positions in its major jurisdictions and determines whether or not there are uncertain tax positions that require financial statement recognition. Based on this review, the Company has determined the major tax jurisdictions where the Company is organized and where the Company makes investments; however, no reserves for uncertain tax positions were required for any of the Company's open tax years. As a result, no other income tax liability or expense has been recorded in the accompanying financial statements. The Company recognizes tax related interest and penalties, if applicable, as a component of income tax expense. For the year ended March 31, 2011, no such amounts were recognized.

LAZARD ALTERNATIVE STRATEGIES FUND, LLC
(A DELAWARE LIMITED LIABILITY COMPANY)

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2011 (CONTINUED)

2.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     F. CASH

     The Company treats all non-interest bearing accounts that mature within three months from the date of purchase as cash equivalents. At March 31, 2011, $3,091,979 was held in a non-interest bearing account at PFPC Trust Company and $1,400,000 was held in a non-interest bearing account at PNC Bank.

     G. ESTIMATES

     The preparation of financial statements in conformity with GAAP requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in members' capital from operations during the reporting year. Actual results could differ from these estimates.

3.   MANAGEMENT FEE, INCENTIVE ALLOCATION, RELATED PARTY AND OTHER TRANSACTIONS

     Lazard Alternatives provides certain administration and investor services to the Company, including, among other things, providing office space and other support services to the Company, preparing marketing and investor communications, maintaining and preserving certain records of the Company, preparing and filing various materials with state and federal regulators, providing certain legal and regulatory advice in connection with administrative functions and reviewing and arranging for payment of the Company's expenses. As the Investment Adviser, Lazard Alternatives is also responsible for managing the Company's assets and selecting Portfolio Funds. In consideration for such services, the Company pays Lazard Alternatives a quarterly management fee of 0.25% (1% on an annualized basis) of the Company's net assets.

     Net profits or net losses of the Company for each allocation period are allocated among and credited to or debited against the capital accounts of all members (but not the Special Member Account) as of the last day of each allocation period in accordance with the members' respective investment percentages for the allocation period.

     Generally at the end of each calendar year, an incentive allocation of 10% of the profits, if any, that have been credited to the capital account of a contributing member during the period (an "Incentive Allocation") will be debited from the contributing member's capital account (including the Investment Adviser's capital account) and credited to the Special Member Account; provided, however, that such Incentive Allocation will only be payable if the percentage increase in the contributing member's capital account balance during such calendar year, or such lesser period corresponding to such contributing member's investment, attributable to the net profits credited to the contributing member's capital account during such period (before deduction for Incentive Allocation) exceeds the hurdle rate. The hurdle rate is the average of the month-end LIBOR rates (London Interbank Offered Rates for U.S. Dollar

LAZARD ALTERNATIVE STRATEGIES FUND, LLC
(A DELAWARE LIMITED LIABILITY COMPANY)

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2011 (CONTINUED)

3. MANAGEMENT FEE, INCENTIVE ALLOCATION, RELATED PARTY AND OTHER TRANSACTIONS (CONTINUED)

     deposits with a three month term). At December 31, 2010, there was an Incentive Allocation of $499,124, and the accrued Incentive Allocation for the three months ended March 31, 2010 of $47,195 was reversed. The accrued Incentive Allocation for the three months ended March 31, 2011 was $324,836.

     Each member of the Board ("Manager") who is not an "interested person" of the Company, as defined by the 1940 Act ("Independent Managers"), received an annual retainer of $10,000 plus a fee for each meeting attended. Effective July 1, 2010 each Manager who is an Independent Manager receives an annual retainer of $15,000 plus a fee for each meeting attended. As of March 31, 2011, one Manager is an "interested person" of the Company. All Independent Managers are reimbursed by the Company for all reasonable out-of-pocket expenses incurred by them in performing their duties.

     At March 31, 2011, related parties of the Investment Adviser and/or the Special Member held contributing member interests of $31,516,023 which is equal to approximately 27.80% of total members' capital.

4.   SECURITIES TRANSACTIONS

     Aggregate purchases and proceeds from redemption of Portfolio Funds for the year ended March 31, 2011 amounted to $31,700,000 and $41,056,970, respectively. The cost of investments for federal income tax purposes is adjusted for items of taxable income allocated to the Company from the Portfolio Funds. The allocated taxable income is reported to the Company by the Portfolio Funds. The Company has not received information from the Portfolio Funds as to the amounts of taxable income allocated to the Company as of March 31, 2011.

     Certain Portfolio Funds may suspend redemptions or invoke a gate limiting the ability of the Company to redeem from such Portfolio Funds. As of March 31, 2011, certain Portfolio Funds with a fair value of $16,534,153 (16.23% of total investments in Portfolio Funds) had gated redemptions, and certain Portfolio Funds with a fair value of $251,472 (0.25% of total investments in Portfolio Funds) had suspended redemptions. As of March 31, 2011, certain Portfolio Funds, with a fair value of $2,383,494 (2.34% of total investments in Portfolio Funds), were invested in side pockets and are not currently redeemable.

5.   RISK FACTORS

     An investment in the Company involves a high degree of risk, including the risk that the entire amount invested may be lost. The Company allocates assets to Portfolio Managers and invests in Portfolio Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in

LAZARD ALTERNATIVE STRATEGIES FUND, LLC
(A DELAWARE LIMITED LIABILITY COMPANY)

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2011 (CONTINUED)

5.   RISK FACTORS (CONTINUED)

     the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counter-party defaults. No guarantee or representation is made that the investment program will be successful.

     The Company maintains cash in bank deposit accounts, which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

     So as to satisfy certain prohibitions on affiliated transactions imposed by the 1940 Act, the Company may limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities. Alternatively, to facilitate investments in Portfolio Funds deemed attractive by the Investment Adviser, the Company may purchase non-voting securities of, or waive its right to vote securities in, certain Portfolio Funds. In cases where the Company purchases non-voting securities of, or waives its right to vote securities in, a Portfolio Fund, the Company will not be able to vote on matters that require the approval of security holders of the Portfolio Fund, including matters that may be adverse to the Company's and its members' interests.

     Some of the Portfolio Funds may invest all or a portion of their assets in private placements which may be illiquid. Some of these investments are held in so-called "side pockets", sub-funds within the Portfolio Funds, which provide for their separate liquidation potentially over a much longer period than the liquidity that an investment in the Portfolio Funds may provide. Were the Company to seek to liquidate its investment in a Portfolio Fund which maintains these investments in a side pocket arrangement or which holds substantially all of its assets in illiquid securities, the Company might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, during the period until the Company fully liquidated its interest in the Portfolio Fund, the value of its remaining investment in the Portfolio Fund would fluctuate. As of March 31, 2011, approximately 2.34% of the investments in Portfolio Funds by the Company were invested in side pockets.

6.   PORTFOLIO FUNDS

     The following is a summary of the investment objectives and liquidity provisions of the Portfolio Funds that exceed 5% of the Company's members' capital at March 31, 2011.

     CRC Credit Fund, Ltd. seeks to generate superior returns by investing primarily in asset-backed securities and other collaterized debt obligations and structured credits. CRC Credit Fund, Ltd. allows for redemptions as of the last business day of any calendar quarter, although redemptions are currently suspended.

     Nisswa Fixed Income Fund L.P. seeks to generate superior risk-adjusted returns that are not correlated to the general equity or debt markets. Nisswa Fixed Income Fund L.P. allows redemptions on the last business day of each calendar quarter.

LAZARD ALTERNATIVE STRATEGIES FUND, LLC
(A DELAWARE LIMITED LIABILITY COMPANY)

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2011 (CONTINUED)

6.   PORTFOLIO FUNDS (CONTINUED)

     QFR Victoria Fund, Ltd. seeks to achieve long term capital appreciation by taking advantage of investment opportunities in non-G7 (emerging market) countries. QFR Victoria Fund, Ltd. allows redemptions as of the close of business on the last business day of any fiscal quarter.

     The Blenheim Fund, LLC seeks to recognize substantial capital appreciation while diversifying their portfolio across a wide range of global markets. The Blenheim Fund, LLC allows redemptions on the last business day of each month.

7.   REPURCHASE OF COMPANY INTERESTS

     The Board may, from time to time and in its sole discretion, determine to cause the Company to repurchase interests or portions of interests in the Company from members pursuant to written tenders by members.The Investment Adviser expects that it will recommend to the Board that the Company offer to repurchase interests from members four times each year, effective as of March 31st, June 30th, September 30th, and December 31st of each year.

8.   GUARANTEES

     In the normal course of business, the Company enters into contracts that provide general indemnifications. The Company's maximum exposure under these agreements is dependent on future claims that may be made against the Company, and therefore cannot be established; however, based on the Company's experience, the risk of loss from such claims is considered remote.

LAZARD ALTERNATIVE STRATEGIES FUND, LLC
(A DELAWARE LIMITED LIABILITY COMPANY)

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2011 (CONTINUED)

9.   FINANCIAL HIGHLIGHTS INFORMATION

                                                                             YEARS ENDED MARCH 31,
                                             2011                2010                2009             2008              2007
Total return before Incentive
    Allocation *                                7.29%              10.83%             (7.82%)            4.02%              9.28%
Incentive Allocation                           (0.65%)             (0.11%)             0.00%            (0.64%)            (0.92%)
                                          ----------         -----------        -----------      ------------        -----------

Total net return after Incentive
   Allocation *                                 6.64%              10.72%             (7.82%)            3.38%              8.36%
                                          ==========         ===========        ===========      ============        ===========
Members' capital, end of year (000)       $  113,373         $   115,548        $   107,035       $   126,888        $   112,104
Portfolio Turnover                                30%                 25%                21%               28%                45%

Ratios to average members' capital:

Net investment loss                            (1.55%)             (1.52%)            (1.41%)           (1.27%)            (1.32%)

Operating expenses, before Incentive
   Allocation                                   1.55%               1.52%              1.44%             1.44%              1.55%
Incentive Allocation                            0.67%               0.11%              0.00%             0.63%              0.84%
                                          ----------         -----------        -----------      ------------        -----------
Operating expenses and Incentive
   Allocation                                   2.22%               1.63%              1.44%             2.07%              2.39%
                                          ==========         ===========        ===========      ============        ===========

----------
* Total return is calculated for the contributing members as a whole. An individual member's return may vary from these returns based on the timing of capital contributions.

10.  RECENTLY ISSUED ACCOUNTING STANDARDS

     In January 2010, the Financial Accounting Standards Board ("FASB") issued ASU 2010-06 which requires new disclosures and provides amendments to ASC Subtopic 820-10 clarifying existing disclosures. The disclosure regarding the Level 3 investment rollforward of purchases and sales activity on a gross basis is effective for fiscal years beginning after December 15, 2010. The Company has concluded that the adoption of this guidance will not have a material impact on the financial statements and will only enhance the disclosures within the financial statements.

11.  SUBSEQUENT EVENTS

     The Investment Adviser has evaluated the impact of all subsequent events on the Company through the date the financial statements were issued, and has determined that there were no additional events that require disclosure other than additional capital contributions of $2,655,000 that were recorded through May 1, 2011, of which $1,400,000 is included as contributions received in advance on the Statement of Assets, Liabilities and Members' Capital - Net Assets.

LAZARD ALTERNATIVE STRATEGIES FUND, LLC
(A DELAWARE LIMITED LIABILITY COMPANY)

BOARD OF MANAGERS AND OFFICERS (UNAUDITED)

                                                  PRINCIPAL OCCUPATION(S)
                                                  AND OTHER PUBLIC
                             POSITION(S) WITH     COMPANY DIRECTORSHIPS
NAME (AGE)                   THE COMPANY          HELD DURING THE
ADDRESS(1)                   (SINCE) AND TERM(2)  PAST FIVE YEARS(2)
-----------------------------------------------------------------------------
NON-INTERESTED MANAGERS:

Kenneth S. Davidson (66)(3)  Manager              Davidson Capital
                             (May 2006)           Management Corporation,
                                                  an investment manager,
                                                  President (1978 - present)


                                                  Aquiline Holdings LLC, an
                                                  Investment manager Partner
                                                  (2006 - present)

Nancy A. Eckl (48)           Manager
                             (February 2007)      American Beacon Advisors,
                                                  Inc. ("American Beacon")
                                                  and certain funds advised by
                                                  American Beacon, Vice
                                                  President (1990 - 2006)

                                                  College Retirement Equities
                                                  Fund (eight accounts),
                                                  Trustee (2007 - present)

                                                  TIAA-CREF Funds (51 funds)
                                                  and TIAA- CREF Life Funds
                                                  (10 funds), Trustee (2007 -
                                                  present)

                                                  TIAA Separate Account VA-1,
                                                  Member of the Management
                                                  Committee (2007 - present)

Leon M. Pollack (70)         Manager              Private Investor
                             (August 2001)

Richard Reiss, Jr. (67)      Manager              Georgica Advisors LLC, an
                             (March 2002)         Investment manager, Chairman
                                                  (1997 - present)

                                                  O'Charley's, Inc., a
                                                  restaurant chain, Director
                                                  (1984 - present)


Robert M. Solmson (63)       Manager              Fairwood Capital, LLC, a
                             (August 2005)        private investment corporation
                                                  engaged primarily in real
                                                  estate and hotel investments,
                                                  President (2008 - present)

                                                  RFS Hotel Investors, Inc.,
                                                  Former Chief Executive Officer
                                                  and Chairman

INTERESTED MANAGER(4):

John R. Reinsberg (54)       Manager, Chief       Deputy Chairman of LAM
                             Executive Officer
                             (September 2009)

LAZARD ALTERNATIVE STRATEGIES FUND, LLC
(A DELAWARE LIMITED LIABILITY COMPANY)

BOARD OF MANAGERS AND OFFICERS (UNAUDITED) (CONCLUDED)

                                                      PRINCIPAL OCCUPATION(S)
                                                      AND OTHER PUBLIC
                             POSITION(S) WITH         COMPANY DIRECTORSHIPS
NAME (AGE)                   THE COMPANY              HELD DURING THE
ADDRESS(1)                   (SINCE) AND TERM(2)      PAST FIVE YEARS(2)
-----------------------------------------------------------------------------

OFFICERS WHO ARE
NOT MANAGERS:

Jagatnarine Churaman (38)    Chief Financial          Director (since
                             Officer (August 2003)    March 2009,
                                                      previously
                                                      Senior Vice President
                                                      and Vice President)
                                                      of LAM

Nathan A. Paul (38)          Vice President and       Managing Director
                             Secretary (April 2002)   and General Counsel
                                                      of LAM

Brian D. Simon (49)          Chief Compliance Officer Managing Director (since
                             (January 2009) and       February 2011,
                             Assistant Secretary      previously Director) of
                             (November 2002)          LAM and Chief
                                                      Compliance Officer (since
                                                      January 2009) of LAM and
                                                      the Company



------------
(1) The address of each Manager and officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2) Each Manager was elected to the Board in September 2009. Mr. Davidson, Ms. Eckl, Mr. Pollack, Mr. Reiss, and Mr. Solmson also serve as Directors of The Lazard Funds, Inc. and Lazard Retirement Series, Inc., open-end registered management investment companies, and Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc., closed-end registered management investment companies (collectively, the "Lazard Funds," in total comprised of 23 investment portfolios). Each Manager serves an indefinite term, until his or her successor is elected. Messrs. Simon and Paul also serve in the same respective capacities for the Lazard Funds. Each officer serves for an indefinite term, until his successor is elected and qualifies or until his earlier resignation or removal.

(3) It is possible that Mr. Davidson could be deemed to be an affiliate of a company that has an indirect ownership interest in a broker-dealer that the Investment Manager may use to execute portfolio transactions for clients other than the Company, and thus an "interested person" (as defined in the 1940 Act) of the Company. However, due to the structure of Mr. Davidson's relationship with the company and the remote nature of any deemed affiliation with the broker-dealer, Mr. Davidson is not identified as an "interested person" (as defined in the 1940 Act) of the Company. Mr. Davidson participates in Company Board meetings as if his status were that of an "interested person" (as defined in the 1940 Act).

(4)  Mr. Reinsberg is considered an "interested person" (as defined in the 1940
     Act) of the Company by virtue of his affiliation with the Investment
     Manager.

LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.
(A DELAWARE LIMITED LIABILITY COMPANY)

ADDITIONAL INFORMATION (UNAUDITED) - MARCH 31, 2011

           BOARD CONSIDERATION OF MANAGEMENT AND ADVISORY AGREEMENTS

At the meeting of the Board held on November 17-18, 2010, the Board considered the approval, for an additional annual period, of the investment advisory agreement and the management agreement between the Company and the Investment Adviser (together, the "Advisory Agreement"). The Independent Advisers were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Adviser and LAM.

SERVICES PROVIDED

Representatives of the Investment Adviser and LAM discussed with the Board the Investment Adviser's written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that Lazard Alternatives provides the Company, including a discussion of the Investment Adviser and its business (of which the Company comprises approximately $116.5 million of the approximately $667 million of total assets under the management of the Investment Adviser as of September 30, 2010). The representatives of the Investment Adviser and LAM noted their belief that the Company continues to benefit significantly from the services provided by the Investment Adviser and the services and infrastructure of LAM's global investment management platform, technology, operational and legal and compliance support and significant marketing infrastructure. The Mangers also considered information provided by the Investment Adviser and LAM regarding personnel, resources, financial condition and experience. The representatives of the Investment Adviser reviewed with the Managers distribution activities of the Company and marketing activities on behalf of the Company over the past year as well as asset flows and the change in asset level of the Company.

The Managers considered the various services provided by the Investment Adviser and LAM including their research and portfolio management capabilities and oversight of day-to-day operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Managers also considered LAM's infrastructure and agreed that the Company benefits from the services and infrastructure provided by the Investment Adviser and LAM. The Managers accepted management's assertion that such services and infrastructure are greater than those typically provided to a $116 million fund not managed within the complex of a large, global firm such as LAM.

COMPARATIVE MANAGEMENT FEE, EXPENSE RATIO AND PERFORMANCE INFORMATION

The Managers reviewed comparative management fee, expense ratio and performance (through September 30, 2010) information prepared by the Investment Adviser.

Management Fees and Expense Ratio. The Managers reviewed and considered a chart setting forth the fee structure and asset levels of other similar registered funds of hedge funds, including the incentive allocation/performance fee charged by such similar funds (the "Fee Comparison Chart"). The Managers reviewed and discussed the fees and expense ratio of the Company, as well as the fees and expense ratios of other similar funds and performance fee structures, as set forth in the Fee Comparison Chart. The Independent Managers determined that the combination of the management fee and incentive allocation for the Company was within the range of the management/advisory fees and incentive allocations/performance fees associated with similar funds.

Performance. The Managers reviewed and discussed the performance information provided by the Investment Adviser including the performance of the Company for periods ended September 30, 2010, relative to that of

LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.
(A DELAWARE LIMITED LIABILITY COMPANY)

ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED) - MARCH 31, 2011

comparable funds and indices. It was noted that for many of the performance periods set forth in the materials provided by the Investment Adviser, the Company's performance generally exceeded, or was competitive with, the performance of similar registered funds, and indices of unregistered funds of funds, as provided in the materials. The Company's underperformance during certain performance periods was noted as well. The Managers had received regular updates on the efforts of the Investment Adviser in respect of periods of underperformance by the Company.

PROFITABILITY AND ECONOMIES OF SCALE

The Managers reviewed information prepared by the Investment Adviser concerning the estimated expenses incurred, and profits to be realized, by the Investment Adviser and its affiliates with respect to the Company, including the projected dollar amount of expenses allocated and profit received by the Investment Adviser for the calendar year ending December 31, 2010 (assuming that asset levels were unchanged from September 30, 2010 to December 31, 2010) and for calendar year 2011 assuming that the average net assets used in the 2010 projection increased by 20%, and the method used to determine such expenses and profits. The representatives of the Investment Adviser and LAM stated that neither the Investment Adviser, nor its affiliates, including LAM, receive any significant indirect benefits from the Investment Adviser acting as investment adviser to the Company.

The profitability percentages were relatively low and within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered. Representatives of the Investment Adviser and LAM stated their belief that the profits are not unreasonable in light of the services provided and other factors. The Managers considered the estimated and projected profitability to the Investment Adviser with respect to the Company as part of their evaluation of whether the Company's fee under the Advisory Agreement bears a reasonable relationship to the mix of services provided by the Investment Adviser, including the nature, extent and quality of such services, and evaluated profitability in light of the circumstances of the Company, including the trend in asset growth or decline. Representatives of the Investment Adviser and the Managers discussed ways economies of scale could be realized and how they could be shared. A further discussion ensued with respect to the ways in which economies of scale could be shared with the Company's members and it was noted that although the net assets of the Company have grown since its inception, the Company had not reached a size for the Investment Adviser to realize significant economies of scale from its management that should be shared with members.

At the conclusion of these discussions, each of the Managers expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Advisory Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

- The Board concluded that the nature, extent and quality of the services provided by the Investment Adviser are adequate and appropriate, noting the benefits of advisory and research services and other services (as discussed above) associated with LAM's global asset management business.

- The Board was generally satisfied with the overall performance of the Company.

LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.
(A DELAWARE LIMITED LIABILITY COMPANY)

ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED) - MARCH 31, 2011

- The Board concluded that Company's fee paid to the Investment Adviser and the incentive allocation charged to members were reasonable in light of the considerations discussed above.

- The Board recognized that the Company's assets had not yet reached a size where the Investment Adviser could realize significant economies of scale that should be shared with members.

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined that approval of the Advisory Agreement was in the best interests of the Company and its members.

                               OTHER INFORMATION

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available at the website of the Securities and Exchange Commission (the "SEC") at www.sec.gov and may be obtained at no charge by calling collect 212-632-6409. The Company's proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling collect 212-632-6409 and (2) on the SEC's website at www.sec.gov. INFORMATION AS OF JUNE 30 EACH YEAR WILL GENERALLY BE AVAILABLE BY THE FOLLOWING AUGUST 31.

The Company files a complete schedule of portfolio holdings on Form N-Q with the SEC within 60 days after the end of the first and third fiscal quarters. The Company's Form N-Q filings are available at http://www.sec.gov and may be obtained at no charge by calling collect 302-791-2595. The Company's Form N-Q filings also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of managers has determined that Richard Reiss and Nancy Eckl are qualified to serve as audit committee financial experts serving on its audit committee and that Mr. Reiss and Ms. Eckl are each "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $38,000 for 2010 and $39,000 for 2011.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2010 and $0 for 2011.

TAX FEES

   (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $82,000 for 2010 and $84,500 for 2011.

ALL OTHER FEES

   (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2010 and $0 for 2011.

   (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          The registrant's Audit Committee pre-approves the Auditor's engagements for audit and non-audit services to the registrant and, as required, non-audit services to service affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.

   (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                    (b) N/A

                    (c) 100%

                    (d) N/A

   (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

   (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $243,300 for 2010 and $297,100 for 2011.

   (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

     Lazard Alternatives, LLC (the "Adviser") provides investment advisory services to private investment funds and a registered investment funds whose investment program primarily involves investing fund assets in private investment funds (each, a "Fund" and collectively, the "Funds"). From time to time, the Adviser may be asked to vote proxies relating to, or give approval/consent to amendments proposed by, such Funds. The Adviser exercises its voting authority through its managing member, Lazard Asset Management LLC (together with the Adviser, "Lazard"). Lazard has adopted Proxy Voting Policies and Procedures for Fund of Funds Products (the "Procedures") to ensure that it exercises its authority in an appropriate manner, consistent with clients' best interests.

     The Portfolio Management Team of Lazard responsible for Lazard's fund of funds products is responsible for making all proxy voting decisions. Proposals are categorized as "routine" or "non routine." Routine matters are typically proposed by management of a Fund, and generally, Lazard will vote "for" routine matters. Non-routine matters involve a variety of issues and may be proposed by management or beneficial owners of a Fund. Non-routine matters include proposals such the approval or renewal of investment advisory agreements, the termination or liquidation of a Fund, an increase in fees charged by a Fund, or a material change to the capital structure of a Fund. Lazard generally considers these matters on a case-by-case basis, although it will vote "against" proposals that negatively affect the rights or interests of investors in a Fund.

     At times, conflicts may arise between the interests of a fund managed by Lazard, on the one hand, and the interests of Lazard or its affiliates, on the other hand. If Lazard determines that it has, or may be perceived to have, a material conflict of interest when voting a proxy, it will seek to alleviate the conflict by voting in accordance with its approved policies. In situations where Lazard believes it is in its clients' best interest to depart from an approved policy, or the policy requires a case-by-case determination, Lazard may nevertheless vote on the proposal if the vote is against Lazard's own interest. Alternatively, Lazard may delegate the voting decision to a third party, seek client consent, or obtain approval of the voting decision from Lazard's General Counsel.

     A copy of the Procedures is available on request. If you would like to receive a copy of the Procedures, or information about how Lazard voted on a proposal, you should contact Sam Gere at (212) 632-6174.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

   (A)(1) The registrant's portfolio is managed on a team basis. The following persons are the persons primarily responsible for the day-to-day management of the registrant's portfolio.

          Christian Frei (since inception on September 1, 2001). Mr. Frei is a Director of Lazard Alternatives, LLC ("Lazard"). Before joining Lazard, he was the head and Chief Investment Officer of JP Morgan Investment Management's Hedge Fund Group. He holds a B.Sc. (ENG) in Biochemical Engineering from University College of London, and is a CFA Charterholder.

          Christopher Boyatt (since inception on September 1, 2001). Mr. Boyatt is a Director of Lazard. Before joining Lazard, he was head of Research for JP Morgan Investment Management's Hedge Fund Group and led the portfolio management effort for the Group's Multi Manager Strategies Funds. He has an M.B.A. from the University of Pennsylvania's Wharton School, and a B.A. from Princeton University.

          Chris Heasman (since inception on September 1, 2001). Mr. Heasman is a Director of Lazard. Before joining Lazard, he led the development and portfolio management of JP Morgan Investment Management's Hedge Fund Group's Structured Hedge Fund products. He was also responsible for manager due diligence and portfolio research.

   (A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

          OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM
          MEMBER

                                                                           No. of
                                                                          Accounts    Total Assets in
Name of                                                                    where         Accounts
Portfolio           Registered   Other Pooled                           Advisory Fee  where Advisory
Manager or          Investment    Investment     Other                  is Based on   Fee is Basedon
Team Member         Companies*    Vehicles*#    Accounts  Total Assets  Performance    Performance*
------------------  -----------  -------------  --------  ------------  ------------  ---------------
Christian Frei      1 (113.4 M)    5 (662.9 M)         0      776.3 M              6          776.3 M
Christopher Boyatt  1 (113.4 M)    5 (662.9 M)         0      776.3 M              6          776.3 M
Chris Heasman       1 (113.4 M)    5 (662.9 M)         0      776.3 M              6          776.3 M

-------------
*    Total assets in accounts as of March 31, 2011.

# Includes a feeder fund that invests substantially all of its assets in the registrant.

POTENTIAL CONFLICTS OF INTERESTS

The Investment Advisers Act of 1940, as amended, generally provides that an investment adviser has a fiduciary duty and obligation to act in the best interests of each of its clients and to place its clients' interests before its own. Lazard Alternatives, LLC (the "Lazard") advises private investment vehicles, hedge funds, and other managed accounts (each, a "Client"), and in advising such Clients Lazard must determine whether an investment in an underlying fund is suitable for a specific Client based on a variety of factors. Lazard has adopted a basic policy to provide equal and fair treatment to all Clients consistent with Lazard's duty of loyalty to each Client. Lazard will consider, among other things, the following issues when determining how to allocate investment opportunities in underlying funds among its Clients:

    (i)   The amount of investable assets available to a particular Client;

    (ii)  The liquidity needs of a particular Client;

    (iii) The available capacity of an underlying fund;

    (iv)  The investment objectives or strategies of a particular Client;

    (v) The applicable investment restrictions with respect to a particular Client; and

    (vi) The legal, regulatory or tax regimes applicable to a particular Client, which may prohibit a particular Client from participating in an investment or make a particular investment inappropriate or otherwise not a sound investment for the Client.

(A)(3)    COMPENSATION  STRUCTURE  OF  MANAGEMENT  TEAM  MEMBERS

          Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash and stock. Various factors are considered in the determination of a portfolio manager's compensation. The portfolio manager's of the registrant have a set salary paid semi-monthly and an annual bonus. Subject to a certain minimum amount, the bonus for each portfolio manager consists of a portion of the management fee and incentive allocation payable to the registrant from Clients, which is generally calculated as a percentage of the net capital appreciation of the portfolio's managed by the registrant in excess of the return of the London Interbank Offering Rates for U.S. dollar deposits having a 3-month term.

(A)(4)    DISCLOSURE OF SECURITIES OWNERSHIP

          As of March 31, 2011, the investment managers of the Fund own the following capital interests in the Company.

Investment Manager  Beneficial Ownership
------------------  ---------------------

Christian Frei      $    100,001-$500,000
Christopher Boyatt  $    100,001-$500,000
Chris Heasman                           0

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of managers.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

   (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

   (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
          Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

   (a)(3) Not applicable.

   (b)    Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Lazard Alternative Strategies Fund, L.L.C.

By (Signature and Title)*     /s/John Reinsberg
                              -----------------------------------------------
                              John Reinsberg, Chief Executive Officer
                              (principal executive officer)

Date June 1, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/John Reinsberg
                              -----------------------------------------------
                              John Reinsberg, Chief Executive Officer
                              (principal executive officer)

Date June 1, 2011

By (Signature and Title)*     /s/Jagatnarine Churaman
                              -----------------------------------------------
                              Jagatnarine Churaman, Chief Financial Officer
                              (principal financial officer)

Date June 1, 2011

-------------
* Print the name and title of each signing officer under his or her signature.